                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 28, 2002


                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                       001-12996                        62-1559667
              --------                       ---------                        ----------
 (State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification
          incorporation)                                                       Number)



          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

On June 28, 2002, the Board of Directors of Advocat. ("the Company") determined to dismiss its independent accountants, Arthur Andersen LLP ("Andersen"), effective immediately. The Company is still in the process of approving new independent accountants. The decision to terminate Andersen was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

During the two year period ended December 31, 2001 and for the subsequent period through the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two year period ended December 31, 2001 and for the subsequent period through the date hereof.

The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the two years in the period ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit reports for each of the last two years contained a qualified opinion with respect to uncertainty about the Company's ability to continue as a going concern. The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen stating its agreement with such statements is attached as Exhibit 16.1.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits

            Number          Exhibit
            ------          -------
            16.1            Letter of Arthur Andersen LLP regarding change in
                            certifying accountant



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADVOCAT INC.



                                       By:    /s/ William R. Council
                                           ------------------------------
                                                William R. Council
                                                Chief Financial Officer

Date: July 1, 2002





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